Exhibit 99.1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern time on [ ], 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

KANDI TECHNOLOGIES GROUP, INC.
ATTN: KEWA LUO 230 PARK AVENUE, 3RD/4TH FLOOR WEST NEW YORK, NY 10169

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern time on [ ], 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:				For All		Withhold All		For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				☐		☐		☐
2.	To elect seven directors, each to serve until the Annual Meeting of Stockholders for the year ending December 31, 2022;

Nominees

01)	Hu Xiaoming	02)	Dong Xueqin	03)	Wang Lin		04)	Chen Liming	05)	Lin Yi
06)	Jerry Lewin	07)	Henry Yu
The Board of Directors recommends you vote FOR proposals 1, 3, 4 and 5.
											For	Against	Abstain
1.

To reincorporate the Company from Delaware to British Virgin Islands effected through the merger of the Company with a newly-formed wholly owned subsidiary of a newly-formed BVI corporation that is a wholly owned subsidiary of the Company;

											☐	☐	☐

3.	To ratify the appointment of Paris Kreit & Chiu CPA LLP as the Company's independent auditor for the fiscal year ending December 31, 2022;										☐	☐	☐

4.

To approve an amendment to the Certificate of Incorporation of the Company, as amended, to increase the number of authorized shares of Common Stock, par value $0.001 per share, from 100,000,000 shares of Common Stock, to 1,000,000,000 shares of Common Stock, and to correspondingly increase the number of authorized shares of preferred stock from 10,000,000 shares to 100,000,000 shares; and

											☐	☐	☐

5.

To conduct an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

											☐	☐	☐

NOTE: To transact such other business as properly may come before the annual meeting or any adjournments thereof.

					Yes	No
Please indicate if you plan to attend this meeting.					☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]					Date				Signature (Joint Owners)					Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Proxy Statement and Annual Report on Form 10-K/A are available at www.proxyvote.com

KANDI TECHNOLOGIES GROUP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [  ], 2022

The undersigned hereby appoints Hu Xiaoming and Jehn Ming Lim, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all shares of Common Stock of Kandi Technologies Group, Inc. (the “Company”), at its Annual Meeting of Stockholders, for the Fiscal Year ended December 31, 2021 to be held at our executive offices, located at Building 11, West Floor 1, 1 Jiaogong Road, Xihu District, Hangzhou City, Zhejiang Province, PRC, 321016 on __________, 2022 at 8:00 a.m. E.T. (8:00 p.m. Local Time, __________, 2022), and at all adjournments thereof, which the undersigned could vote, if personally present, in such manner as the proxies may determine on any matters which may properly come before the meeting and to vote on the items as specified on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE REINCORPORATION OF THE COMPANY FROM DELAWARE TO BRITISH VIRGIN ISLANDS, THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE APPOINTMENT OF PARIS KREIT & CHIU CPA LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022, FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE, FROM 100,000,000 SHARES OF COMMON STOCK, TO 1,000,000,000 SHARES OF COMMON STOCK, AND TO CORRESPONDINGLY INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10,000,000 SHARES TO 100,000,000 SHARES; AND FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION. THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side